SUB-ITEM 77I: Exhibit
                       SELIGMAN HIGH INCOME FUND SERIES



Incorporated by reference to the Supplement to the Registrant's Prospectuses, filed on Form 497 on May 18, 2007 (SEC Accession No. 0001169232-07-002431).